Code:

Employment Agreement

Party A	Party B
Employer(Seal): Dalian Innomind Environment Engineering Co., Ltd.	Employee(Signature): Jianping Qiu Sex: Female

Economic Type:	ID Number: 131082196701280423

Legal Representative(seal) (Entrusted Agent)	Household Registration: Xinghai Street Shahekou District Dalian City, Liaoning Province

The Company Place:	Telephone:0411-87661222

Signing Date: August 1, 2007	Signing Date: August 1, 2007
Certification Institution: (seal)	Certification person:

Certification Date:	DD MM YY

Formed by Labor and Social Security Bureau of Dalian City

This Employment Agreement is signed by and between Party A and Party B on the principles of fairness, equality, voluntariness, negotiation, according to the labor law of People’s Republic of China and relevant laws and regulations of the province and the city.

1.	Term of the Agreement which should be in accordance with one of the following:

(1)	Fixed term: the term of this agreement shall be effective for three years and five months, commence on August 1st, 2007 and shall continue until December 31th, 2010.

(2)	Non fixed term: the term of this agreement shall commence on ____________. The probationary period will start from ___________ until ______________.

(3)	Term based upon mission finished: the term of this agreement shall commence on _____________ until _____________
The probationary period will start from ______________until ____________.

2.	Working position and working conditions

(1)	Party A agrees to employ Party B asChairman for the management position,

(2)
Party A shall provide the working place, equipments, and protecting appliance, all of which are in accordance with the regulations of China to guarantee the safety and the health of Party B. Should the job that Party B engaged in be harmful to his/her health, Party A should let him/her know honestly. Party B can refuse and terminate the employment agreement.

3.	Remuneration of Labor and Social Insurance

(1)	The third method of payment system is adopted before 30th day of each month in the form of currency.

a.	Forty thousand RMB/month; In the probationary period, Party B’s salary is _____

b.	Time-based salary: Party B’s salary shall not lower than _____ Yuan/month. In the probationary period, Party B’s salary is _____.

c.	Item-based salary: Party B’s salary shall not lower than _____ Yuan/month. In the probationary period, Party B’s salary is _____.

(2)	Party A can adjust Party B’s remuneration in accordance with Remuneration Regulation made by Party A that is complied with the law depending on economic benefit.

(3)	Party A shall pay Party B no less than the standard minimum salary. Also Salary shall not be deducted or delinquent.

(4)	Party B works in the extended hours, holidays, or legal vacation days Party A shall provide Party B’s vacation or pay Party B additional salary according to PRC’s relevant regulations.

(5)	Party A should pay Party B living expenses, in the case of being arranged to take holidays.

(6)	Party A shall pay social insurance fees for Party B according to the laws.

4.	Working Hours, Rest and Holidays

(1)	Party B is entitled to all legal holidays and other paid leaves of absence in accordance with the laws and regulations of PRC and the company’s work rules.

(2)	Party B is entitled to medical vacation, if he/she gets sick or stops working to have rest at home not because of work injury.

5.	Labor Principle

Party A shall set up or complete all the regulations and systems by which the employee should be raised and punished. Party B shall comply with the regulations, labor principles, command and the management.

6.	Modification, Termination and Renewal of Labor Contract

(1)	The relevant clauses of this agreement may be modified by the parties through consultation and such modification will be confirmed by written form.

(2)	Labor contract shall be terminated, if the contract expires or the termination condition comes out. It can be renewed through consultation by the parties.

(3)	Termination or renewal of the contract shall be noticed in written 30 days earlier.

7.	Discharge of the Contract

(1)	The contract can be discharged through consultation by parties.

(2)	Party A may terminate this agreement, if:

a.	Party B is proved to be not qualified for the position offered during the probationary period.

b.	Party B seriously violates labor principle or Party A’s regulations and systems.

c.	Party B’s graft or serious dereliction of duty, causing a substantial damage to Party A.

d.	Party B is being charged with criminal offenses or rehabilitated through labor.

(3)	Party A could terminate this Agreement by giving a 30-day written notification, if Party B has the following conditions:

a.
The Employee is ill or injured (other than due to work) and after completion of the medical treatment, is not able to perform his previous function or any other function the Employer assigns to the Employee;

b.	The Employee does not show satisfactory performances and after training and adjusting measures is still not able to perform satisfactorily;

c.
The circumstances have materially changed from the date this agreement was signed to the extent that it is impossible to execute the Agreement; provided, however, that the parties cannot reach an agreement to amend the contract to reflect the changed circumstances.

(4)	If Party A lays off employees that conforms to the condition, after reporting to Labor Security Administration Department, Party A can discharge the contract.

(5)	Party A shall not terminate or discharge the contract in accordance with 3 and 4 of Section 7, if

a.	Party B gets ill (occupational illness) or injured (due to the work), and is certified to level 1-6;

b.	Female employee is in pregnancy, confinement and lactation;

c.	Party B is in medical care period (extension contained) if gets ill or injured not due to the work

d.	Party B is enrolled to attend army and is in term of service in obligation

e.	Party B attends staff and workers representative through fair consultation and is in the period of collective contract.

(6)	Party A shall pay Party B actual remuneration and according benefit in accordance with the regulation when Party B notice Party A in written at any time based upon that

a.	Party B is in probation;

b.	Party A compels Party B to do the work through means of violence, threat or illegally confine Party B’s personal freedom

c.	Party A does not provide labor remuneration, social insurance fees or labor condition in accordance with the term of the contract.

8.	Economic Compensation

For the following situations, Party A should compensate Party B’s economic losses according to item 1 of Article 7 and item 3 and 4 of Article 7 of this labor contract: Party A provides according subsidies in the case of the contract is discharged or terminated due to the certification of Party B’s illness or injuries (not due to the work) that are complied with disability standard.

9.	Breach of the Labor Contract

(1)	Any party who violates the law, regulation or the terms of the labor contract to discharge the contract should pay the amount of of the penalty.

(2)
Any party who violates the law, regulation or the terms of the labor contract to discharge the contract should make the compensation according to the actual loss, if substantial economic losses caused.

(3)	Party A should pay Party B actual salary and an extra-month salary as the compensation, if Party A terminates or discharges the contract without a thirty-day written notice earlier.

(4)
Party B should notice Party A in the form of written thirty days earlier and be responsible for breaching the contract that is stipulated in the term of the contract, if Party B  has the contract discharged.

10.	Labor Disputes

The disputes arising out of performance of this Agreement may be resolved by mediation and arbitration in Labor Distributes Arbitration Committee. If arbitration fails, both parties may apply for litigation since arbitral award is received within fifteen days.

11.	Miscellaneous

(1)	Benefits: social insurance

(2)	Training Fees (Tuition):

(3)	Business Secret: non-disclosure agreement and non-competition agreement signed

(4)	Miscellaneous:

12.	Supplementary Provisions

(1)	Both parties are of legal statute of a subject, when the agreement is signed.

(2)	Any matters that are not covered in this agreement should be carried out in accordance with relevant laws and regulations of the city, province and the state.

(3)	This agreement shall be filled up in pen. It can not be altered. Omitted and missing items are also not allowed.

(4)	Any party requires to have the contract certified after it is signed, Party A should go to Labor Security Administration Department to have it done.

(5)	The agreement is in duplicate. Each party should have one copy, respectively.